EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the use of our report dated April 1, 2003, in the Registration Statement (Form SB-2) and related Prospectus of Payment Data Systems, Inc. for the registration of 40,000,000 shares of its common stock.


Ernst  &  Young  LLP
San  Antonio,  Texas
April  23,  2004